Exhibit 10.1

PATENT PURCHASE AGREEMENT

               This Patent Purchase Agreement (hereinafter referred to as "Agreement") is made effective March 24, 2008 (the "Effective Date"), by and between Phillips Capital (the "HOLDER") and Aquamer Medical Corp. (the "ASSIGNEE").

               Recitals

               WHEREAS, Michael Magliochetti (the "INVENTOR") is the inventor of the following Intellectual Property, entitled Hydropatella Implant, being all of the rights, title and interest in and to the pending US Patent, identified as Attorney Docket No. 105554-2 which application was filed in the United States Patent and Trademark Office on September 30, 2005, as Application No, 60/722,277 (the "PATENT"), and

               WHEREAS, the INVENTOR transferred all rights, title and interest in the PATENT (the "Patent") to the HOLDER on January 10, 2006, and;

               WHEREAS the HOLDER is desirous of transferring ownership (assigning) of the PATENT to the ASSIGNEE and the ASSIGNEE is desirous of accepting ownership (assignment) of the PATENT in exchange for the issuance by the ASSIGNEE of 10,000,000 shares of the ASSIGNEE's common stock.

               NOW THEREFORE, in consideration of the term and covenants contained herein, the PARTIES hereto agree as follows:

               ARTICLE 1:  ASSIGNMENT

               The HOLDER hereby grants to ASSIGNEE an Assignment of the PATENT. HOLDER agrees to record transfer of ownership of the PATENT at the United States Patent and Trademark Office by assignment to ASSIGNEE in a timely manner.

               ARTICLE 2:  CONSIDERATION

               In consideration of the assignment of the PATENT to ASSIGNEE, ASSIGNEE shall pay to the designees of the HOLDER 10,000,000 shares of ASSIGNEE's common stock. The parties understand that shares issued by ASSIGNEE in connection with the transaction contemplated herein shall be restricted in accordance with Rule 144 of the Securities Act as promulgated under the rules of the United States Securities and Exchange Commission.

               ARTICLE 3:  WARRANTIES AND REPRESENTATIONS OF THE HOLDER

               HOLDER represents and warrants that:

               1. It is legally entitled to enter into this transaction

               2. The pending patent is free and clear of any liabilities, except for certain legal fees, which will be paid by Holder before March 31, 2008

               3. No assignments or licenses are outstanding, EXCEPT for those of HOLDER, which will terminate upon signature of the Agreement

               ARTICLE 4:  WARRANTIES AND REPRESENTATIONS OF THE ASSIGNEE

               ASSIGNEE represents and warrants that:

               1. The shares issued by it to the designees of the HOLDER have been duly authorized and, when issued, the designees of the Holder will acquire good and valid title to the shares free and clear of any liabilities

               IN WITNESS WHEREOF, the parties have executed this Agreement on March 24, 2008.

Phillips Capital, a corporation.
By:/s/Laura Magliochetti___
Laura Magliochetti
Its: President

Aquamer Medical Corp.
By:_/s/Marshall   Sterman__
Marshall Sterman
Its: President